CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Egidio   Robertiello,   President  of  Credit  Suisse  Alternative   Capital
Multi-Strategy Institutional Fund, LLC (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     June 11, 2007                    /s/ Egidio Robertiello
     -------------------------------      --------------------------------------
                                           Egidio Robertiello, President
                                           (principal executive officer)


I, Edward Poletti, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Multi-Strategy Institutional Fund, LLC (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:     June 11, 2007                    /s/ Edward Poletti
     -------------------------------      --------------------------------------
                                           Edward Poletti, Chief Financial
                                           Officer and Treasurer
                                           (principal financial officer)